Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events

On August 20, 2020, the Partnership priced, in the Norwegian bond market, NOK 1.0 billion in new senior unsecured bonds that mature in September 2025. The new bond issuance has an aggregate principal amount equivalent to approximately $112 million and all payments were swapped into a U.S. Dollar fixed-rate coupon of approximately 5.74%. The bond offering is expected to close in early-September 2020 and the Partnership intends to use the net proceeds of the new bond issuance for general partnership purposes. The Partnership will apply for listing of the new bonds on the Oslo Stock Exchange.